GOODWILL AND INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about intangible assets [abstract]
GOODWILL AND INTANGIBLE ASSETS, NET [Text Block]
NOTE 11:-	GOODWILL AND INTANGIBLE ASSETS, NET

	Cultivations and processing license *)	Customer relationships	Brand	Goodwill	Other	Total
Cost:

Balance at January 1, 2022	$9,961	$10,674	$11,363	$121,578	$202	$153,778
PPA adjustments during measurement period	-	5,715	-	(2,774)	-	2,941
Disposals	(1,581)	-	-	-	-	(1,581)
Deconsolidation of Trichome	(5,856)	(2,932)	(9,799)	-	(131)	(18,718)
Foreign currency translation adjustments	-	(381)	-	(904)	(48)	(1,333)

Balance at December 31, 2022	2,524	13,076	1,564	117,900	23	135,087
PPA adjustments during measurement period	-	2,225	-	-	-	2,225
Disposals	-	(2,225)	-	-	-	(2,225)
Foreign currency translation adjustments	-	(361)	-	336	-	(25)

Balance at December 31, 2023	2,524	12,715	1,564	118,236	23	135,062

Accumulated amortization:

Balance at January 1, 2022	774	469	8	275	64	1,590
Amortization recognized in the year	767	1,503	7	-	66	2,343
Impairment	1,215	4,461	1,501	107,854	4	115,035
Deconsolidation of Trichome	(1,083)	(365)	-	-	(114)	(1,562)

Balance at December 31, 2022	1,673	6,068	1,516	108,129	20	117,406
Amortization recognized in the year	18	1,730	7	-	3	1,758

Balance at December 31, 2023	1,691	7,798	1,523	108,129	23	119,164

Amortized cost at December 31, 2023	$833	$4,917	$41	$10,107	$-	$15,898

Amortized cost at December 31, 2022	$851	$7,008	$48	$9,771	$3	$17,681

*)	The licenses consist of GMP and GDP licenses.

Goodwill and intangible assets amortization and impairment:

For the year ended December 31, 2021, the Company recorded a goodwill impairment in the amount of $275 related to Adjupharm.

For the year ended December 31, 2022, the Company recorded a goodwill and intangible assets impairment in the amount of $107,854 and $3,067, respectively, related to Trichome (see Note 25).

For the year ended December 31, 2023, the Company did not recorded a goodwill and intangible assets impairment.

The recoverable amounts of the intangible assets and the goodwill derived from the Israeli cash generating units were determined based on the value in use which is calculated at the expected estimated future cash flows, as determined according to the budget for the next five years and approved by the Company’s management. The pre-tax discount rate of the cash flows is 17.5%. The projected cash flows for the period exceeding five years was estimated using a fixed growth rate of 2%, representing the long-term average growth rate as customary in the business. Based on the analysis performed, the Company has determined that the recoverable amounts of the Israeli cash generating units exceeds its assets carrying amount. In addition, there is no reasonably possible change in any of the significant assumptions that would cause the carrying amount exceed its recoverable amount.

During the years ended December 31, 2023, 2022 and 2021, the Group recorded amortization expenses in the amount of $1,758, $2,343 and $1,158, respectively. During the year ended December 31, 2023, the Group recorded amortization expenses from continuing operations in the amount of $1,758. The amortization expenses are included in the selling and marketing expenses.